                                                                   EXHIBIT 10.6

                     JOINDER TO LOAN AND SECURITY AGREEMENT

         This Joinder to Loan and Security Agreement ("Joinder") is made this ___ day of June, 1998 by and among THE ELECTRONICS BOUTIQUE, INC. ("EB" or the "Initial Borrower"), a Pennsylvania corporation and ELECTRONICS BOUTIQUE OF AMERICA INC. ("EB America"), a Pennsylvania corporation and FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island Corporation.

                                   BACKGROUND

         A. EB and Lender are parties to a certain Loan and Security Agreement dated March 16, 1998, as amended from time to time ("Loan Agreement") pursuant to which the Initial Borrower established certain financing arrangements with lender. The Loan Agreement and all instruments, documents and agreements executed in connection therewith, or related thereto, as amended from time to time, are referred to herein collectively as the "Existing Loan Documents". All capitalized terms used herein without further definition shall have the meanings ascribed thereto in the Loan Agreement.

         B. Pursuant to a certain Assignment, Bill of Sale and Assumption Agreement dated as of May 31, 1998, all or substantially all of the assets of EB were transferred to EB America. In recognition of the benefits and privileges thereunder, EB America has requested that it be permitted to join into the Existing Loan Documents as if it were an original signatory thereto and the Initial Borrower and Lender have so consented subject to the terms and conditions hereof.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

         1.       Joinder.

                  (a) Upon the effectiveness of this Joinder, EB America joins in, assumes, adopts and becomes a Borrower under the Existing Loan Documents. All references to Borrower contained in the Existing Loan Documents are hereby deemed, for all purposes, to refer to and include EB America as a Borrower and EB America hereby agrees to comply with all of the terms, undertakings and conditions of the Existing Loan Documents as if it was an original signatory thereto.

                  (b) Without limiting the generality of the provisions of subparagraph (a) above, EB America is thereby liable, on a joint and several basis, along with EB, for all Obligations incurred at any time by any one or more Borrowers under the Existing Loan Documents, as amended hereby or as may be hereafter amended, modified or supplemented.

         2. Representations and Warranties. EB hereby reaffirms, and EB America hereby represents and warrants that, except as set forth on Schedule "A" hereto, as of the date hereof, all of the existing representations and warranties contained in the Loan Agreement and the Existing Loan

Documents are true and correct as of the date hereof.

         3. Collateral. As security for payment of the Obligations, and satisfaction by Borrowers of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, EB America hereby assigns and grants to Lender a continuing first lien on and security interest in, upon and to all of its now owned or hereafter acquired, created or arising Collateral, as defined and described in the Loan Agreement.

         4. Effectiveness Conditions. This Joinder shall be effective and EB America shall be deemed a Borrower under the Loan Agreement and the Existing Loan Documents upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Lender and Lender's counsel):

                  a. Execution of this Joinder to Loan and Security Agreement.

                  b. Execution and delivery of an Allonge to Revolving Credit Note.

                  c. Execution and filing of UCC-1 financing statements by EB America in all jurisdictions which Lender may deem appropriate.

                  d. Certification and delivery of (i) the resolutions of EB American's board of directors authorizing the execution of this Joinder, the Allonge to be issued hereunder, and each document required to be delivered by any section hereof and (ii) EB America's articles of incorporation and by-laws.

                  e. Execution and delivery of an Incumbency Certificate by EB America identifying all Authorized Officers with specimen signatures.

                  f. Delivery of written opinions by EB America's independent counsel addressed to Lender.

                  g. Execution and delivery of an Officer's Certificate of EB America.

         5. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and the Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. Borrowers each hereby confirm and agree that all security interests and Liens granted to Lender continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Liens or Liens in favor of Lender. Nothing herein contained is intended to in any manner impair or limit the validity, priority, and extent of Lender's existing security interest in and Liens upon the Collateral. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Joinder.

         IN WITNESS WHEREOF, the parties have executed this Joinder the day and year first above written.

                                          THE ELECTRONICS BOUTIQUE, INC.



                                          BY:________________________________

                                          ATTEST:____________________________



                                          ELECTRONICS BOUTIQUE OF
                                          AMERICA INC.


                                          BY:________________________________

                                          ATTEST:____________________________



                                          FLEET CAPITAL CORPORATION



                                          BY:________________________________

                                          ATTEST:____________________________



                                       3